UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22207

Oppenheimer Master Event-Linked Bond Fund, LLC

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet OppenheimerFunds, Inc. Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/28/2012

Item 1. Reports to Stockholders.

September 30, 2012

Oppenheimer Master Event-Linked Bond Fund, LLC	Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Region of Risk
North America	72.3%
Multi-Region	18.9
Asia	5.6
Europe	3.2

Portfolio holdings and allocations are subject to change. Percentages are as of September 28, 2012, and are based on the total market value of event-linked securities.

Credit Rating Breakdown	NRSRO Only Total
AAA	4.2%
BBB	1.0
BB	50.4
B	29.9
CCC	5.6
CC	0.6
Unrated	8.3

Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of September 28, 2012, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a sovereign entity, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

4	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Portfolio Allocation

Portfolio holdings and allocations are subject to change. Percentages are as of September 28, 2012, and are based on the total market value of investments.

5	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

FUND PERFORMANCE DISCUSSION

How has the Fund performed? Below is a discussion of the Fund’s performance during the reporting period ended September 28, 2012, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.

Management’s Discussion of Fund Performance. During the reporting period, Oppenheimer Master Event–Linked Bond Fund, LLC produced a total return of 8.57%. On a relative basis, the Fund underperformed the Swiss Re Cat Bond Total Return Index (“Index”), which returned 8.91%. The Fund’s underperformance occurred in the latter half of the reporting period, during which time the Fund held less U.S. southeast wind bonds than the Index, a peril category that rallied significantly on the heels of a mild U.S. hurricane season.

The performance of the insurance-linked securities market over the last 12-months can be best summarized by two words: attractive carry. Event-linked bonds on average paid 8% in income over money markets during the period, which attracted investors in the current low yield environment this period. During the latter part of 2011, the market was somewhat soft as new issuance remained high and there were a few large investors that reduced their exposure to the sector. But after the seasonal new issue calendar wound down in the spring of this year and yields continued to remain high, the forces of empty supply and new yield–seeking investors caused the market to rally significantly.

The main components that drove returns for the Fund were multi-peril bonds. We believe these bonds offer generous yield for the risk of defaulting if a multiple peril event strikes. The Fund was also aided by our currency hedges. Many of the issues in the insurance-linked universe are Euro-denominated European windstorm bonds. We elected to own these issues for peril diversification but hedged out the currency exposure. The Fund’s laggards remained the two Mariah Re Ltd. bonds that defaulted at the end of 2011. These issues held exposure to aggregate losses from annual U.S. tornado activity.

Comparing the Fund’s Performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until September 28, 2012. Performance is measured from the inception of the Fund on June 16, 2008. The Fund’s performance reflects the reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

6	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

The Fund’s performance is compared to the performance of the Swiss Re Cat Bond Total Return Index, an index which tracks outstanding U.S. dollar denominated catastrophe bonds. The Index is unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.

7	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

FUND PERFORMANCE DISCUSSION

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of the Fund at 9/28/12

1-Year  8.57%      Since Inception (6/16/08)  4.67%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. See page 9 for further information.

8	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES

The Fund’s returns in the graph and table shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce any gains you may realize if you sell your shares.

Shares of Oppenheimer Master Event-Linked Bond Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

The Fund commenced operations on 6/16/08.

9	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 28, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Actual	Beginning Account Value April 1, 2012	Ending Account Value September 28, 2012	Expenses Paid During 6 Months Ended September 28, 2012
	$1,000.00	$1,071.40	$2.15

Hypothetical (5% return before expenses)
	1,000.00	1,022.65	2.11

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 28, 2012 is as follows:

Expense Ratio
0.42%

The expense ratio reflects reduction to voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS    September 28, 2012*

	Principal Amount		Value

Event-Linked Bonds—94.9%
Earthquake—11.1%
Embarcadero Re Ltd. Catastrophe Linked Nts.:
7.25%, 2/13/15[1,2]	$1,000,000		$1,010,300
5%, 8/7/15[1,2]	5,750,000		5,789,675
Golden State Re Ltd. Catastrophe Linked Nts., 3.75%, 1/8/15[1,2]	2,550,000		2,575,500
Kibou Ltd. Catastrophe Linked Nts., 5.25%, 2/16/15[1,2]	9,500,000		9,667,200
LakeSide Re II Ltd. Catastrophe Linked Nts., 7.75%, 1/8/13[1,2]	5,740,000		5,758,942
Merna Reinsurance II Ltd. Catastrophe Linked Nts., 3.65%, 4/8/13[1,2]	5,750,000		5,776,450
Midori Ltd. Catastrophe Linked Nts., 3.205%, 10/24/12[1,2]	5,250,000		5,250,000
Multicat Mexico 2009 Ltd. Catastrophe Linked Nts., 11.50%, 10/19/12[1,2]	5,800,000		5,801,740
			41,629,807
Multiple Event—52.2%
Atlas VI Capital Ltd. Catastrophe Linked Nts.:
12.761%, 1/8/15[1,2]	1,000,000		1,035,400
15.511%, 1/8/15[1,2]	5,500,000		5,754,650
10.153%, 4/6/13[1,2]	7,250,000	EUR	9,285,866
10.913%, 4/7/14[1,2]	4,250,000	EUR	5,559,358
Blue Danube Ltd. Catastrophe Linked Nts., 11.163%, 4/10/15[1,2]	1,000,000		1,072,100
Blue Fin Ltd. Catastrophe Linked Nts., 9.25%, 5/28/13[1,2]	2,750,000		2,827,825
Caelus Re Ltd. Catastrophe Linked Nts., 6.50%, 5/24/13[1,2]	3,600,000		3,682,800
Combine Re Ltd. Catastrophe Linked Nts.:
4.50%, 1/7/15[1,2]	3,500,000		3,589,600
10%, 1/7/15[1,2]	750,000		787,575
17.75%, 1/7/15[1,2]	5,750,000		6,043,825
Compass Re Ltd. Catastrophe Linked Nts.:
Series CL2, 10.25%, 1/8/15[1,2]	4,500,000		4,657,950
Series CL3, 11.25%, 1/8/15[1,2]	4,250,000		4,384,725
East Lane Re Ltd. Catastrophe Linked Nts.:
6.65%, 3/13/15[1,2]	5,750,000		6,063,375
5.75%, 3/14/14[1,2]	5,600,000		5,781,440
GlobeCat Ltd. Catastrophe Linked Nts.:
6.461%, 1/2/13[1,2]	1,500,000		1,500,900
9.711%, 1/2/13[1,2]	6,100,000		6,101,220
Lodestone Re Ltd. Catastrophe Linked Nts.:
Series A-1, 6%, 1/8/14[1,2]	5,850,000		5,859,360
Series A-2, 7.25%, 1/8/14[2]	9,000,000		9,084,600
Series CLB, 8.25%, 5/17/13[1,2]	5,750,000		5,857,525
Loma Reinsurance Ltd. Catastrophe Linked Nts., 18%, 1/19/14[1,2]	5,750,000		6,026,000
Montana Re Ltd. Catastrophe Linked Nts.:
12.31%, 1/8/14[1,2]	2,750,000		2,786,850
16.81%, 1/8/14[1,2]	5,000,000		5,092,500
Series B, 13.66%, 12/7/12[1,2]	5,100,000		5,101,020
Mystic Re Ltd. Catastrophe Linked Nts.:
9%, 3/12/15[1,2]	3,750,000		3,896,250
12%, 3/12/15[1,2]	5,000,000		5,288,000

12	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

	Principal Amount		Value

Multiple Event Continued
Nelson Re Ltd. Catastrophe Linked Nts., Series 2008-1, Cl. H, 2.912%, 6/6/13[1,2]	$4,250,000		$2,317,631
Queen Street V Re Ltd. Catastrophe Linked Nts., 8.50%, 4/9/15[1,2]	2,000,000		2,006,800
Residential Reinsurance 2011 Ltd. Catastrophe Linked Nts.:
8.90%, 12/6/15[1,2]	2,000,000		1,979,400
13.25%, 12/6/15[1,2]	2,000,000		2,014,200
22%, 6/6/16[1,2]	5,675,000		5,666,488
8%, 6/6/18[1,2]	3,000,000		3,050,700
Series CL1, 9%, 6/6/15[1,2]	5,000,000		5,120,000
Series CL2, 12%, 6/6/15[1,2]	5,000,000		5,109,000
Series CL5, 8.75%, 6/6/15[1,2]	5,750,000		5,797,150
Residential Reinsurance Ltd. Catastrophe Linked Nts.:
6.60%, 6/6/13[1,2]	4,750,000		4,863,050
8.90%, 6/6/13[1,2]	2,800,000		2,886,520
13%, 6/6/13[1,2]	5,000,000		5,249,000
Series CL1, 6.25%, 6/6/13[1,2]	4,250,000		4,340,950
Series CL3, 10.75%, 6/6/13[1,2]	1,000,000		1,035,300
Successor X Ltd. Catastrophe Linked Nts.:
16.50%, 1/27/15,[1,2]	5,000,000		5,066,500
14.916%, 12/13/13[1,2]	5,850,000		5,994,495
13%, 2/25/14[1,2]	500,000		511,150
16.75%, 4/4/13[1,2]	5,800,000		5,736,780
Series 2011-1, Class III-T3, 16.416%, 1/7/14[1,2]	5,000,000		5,088,500
Tramline Re Ltd. Catastrophe Linked Nts., 16.75%, 1/8/15[1,2]	5,500,000		5,790,400

			196,744,728
Other—1.6%
Kortis Capital Ltd. Catastrophe Linked Nts., 5.728%, 1/15/17[1,2]	5,750,000		5,912,725
Windstorm—30.0%
Akibare II Ltd. Catastrophe Linked Nts., 3.75%, 3/12/15[1,2]	4,750,000		4,883,475
Atlas VI Capital Ltd. Catastrophe Linked Nts., 8.303%, 4/9/15[1,2]	3,250,000	EUR	4,262,968
East Lane Re Ltd. Catastrophe Linked Nts.:
9%, 3/16/16[1,2]	2,200,000		2,360,380
10.75%, 3/16/16[1,2]	2,500,000		2,722,500
EOS Wind Ltd. Catastrophe Linked Nts., 6.50%, 5/26/14[1,2]	5,000,000		4,951,000
Eurus Ltd. Catastrophe Linked Nts., 4.008%, 4/7/16[2]	2,000,000	EUR	2,572,670
Everglades Re Ltd. Catastrophe Linked Nts., 17.75%, 4/30/14[1,2]	2,000,000		2,169,800
Foundation Re III Ltd. Catastrophe Linked Nts.:
Series 1-1, 5%, 2/25/15[2]	6,000,000		6,083,400
Series 1-A, 5.75%, 2/3/14[1,2]	4,300,000		4,348,160
Ibis Re Ltd. Catastrophe Linked Nts., 13.50%, 2/5/15[1,2]	1,500,000		1,568,250
Johnston Re Ltd. Catastrophe Linked Nts.:
6.50%, 5/8/13[1,2]	2,000,000		2,053,600
7%, 5/8/13[1,2]	6,100,000		6,276,290
6.90%, 5/8/14[1,2]	5,750,000		6,009,325
7.60%, 5/8/14[1,2]	5,450,000		5,698,520
Longpoint Re Ltd. Catastrophe Linked Nts.:
5.40%, 12/18/13[1,2]	4,500,000		4,576,950
5.40%, 12/24/12[1,2]	5,794,000		5,836,296

13	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS    Continued

	Principal Amount		Value

Windstorm Continued
Montana Re Ltd. Catastrophe Linked Nts., 10.16%, 12/7/12[1,2]	$5,630,000		$5,663,217
Multicat Mexico 2009 Ltd. Catastrophe Linked Nts.:
10.25%, 10/19/12[1,2]	5,750,000		5,719,525
10.25%, 10/19/12[1,2]	5,850,000		5,818,995
Series D, 10.25% 10/19/12[1,2]	5,930,000		5,921,105
Pelican Re Ltd. Catastrophe Linked Nts., 13.75%, 4/13/15[1,2]	1,750,000		1,752,100
Pylon II Capital Ltd. Catastrophe Linked Nts.:
Series A, 5.652%, 5/5/16[1,2]	1,500,000	EUR	1,949,067
Series B, 9.152%, 5/5/16[2]	2,000,000	EUR	2,709,205
Queen Street II Capital Ltd. Catastrophe Linked Nts., 7.50%, 4/9/14[1,2]	5,750,000		5,773,575
Queen Street IV Capital Ltd. Catastrophe Linked Nts., 7.50%, 4/9/15[1,2]	3,000,000		2,950,200
Successor X Ltd. Catastrophe Linked Nts.:
11%, 1/27/15[1,2]	1,000,000		1,030,400
11.25%, 11/10/15[1,2]	1,500,000		1,468,950
16.25%, 11/10/15[1,2]	6,000,000		5,905,800
			113,035,723
Total Event-Linked Bonds (Cost $353,852,716)			357,322,983
	Shares
Investment Company—4.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[3,4] (Cost $15,467,404)	15,467,404		15,467,404
Total Investments, at Value (Cost $369,320,120)	99.0%		372,790,387
Other Assets Net of Liabilities	1.0		3,866,951

Net Assets	100.0%		$376,657,338

Footnotes to Statement of Investments

* September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

EUR Euro

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $336,873,108 or 89.44% of the Fund’s net assets as of September 28, 2012.

2. Represents the current interest rate for a variable or increasing rate security.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 28, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2011	Gross Additions	Gross Reductions	Shares September 28, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	7,710,790	197,189,799	189,433,185	15,467,404

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$15,467,404	$31,676

14	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

4. Rate shown is the 7-day yield as of September 28, 2012.

Foreign Currency Exchange Contracts as of September 28, 2012 are as follows:
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Depreciation
Bank of America
Euro (EUR)	Sell	20,678	EUR	11/19/12	$26,586,153	$1,091,189

See accompanying Notes to Financial Statements.

15	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES    September 28, 20121

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $353,852,716)	$357,322,983
Affiliated companies (cost $15,467,404)	15,467,404
372,790,387
Cash	632
Receivables and other assets:
Interest and dividends	4,983,076
Shares of beneficial interest sold	11,912
Other	9,115
Total assets	377,795,122
Liabilities
Unrealized depreciation on foreign currency exchange contracts	1,091,189
Payables and other liabilities:
Shares of beneficial interest redeemed	5,758
Shareholder communications	5,318
Trustees’ compensation	4,812
Other	30,707
Total liabilities	1,137,784
Net Assets—applicable to 30,981,536 shares of beneficial interest outstanding	$376,657,338
Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$12.16

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying notes.

See accompanying Notes to Financial Statements.

16	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF OPERATIONS    For the Year Ended September 28, 20121

Investment Income
Interest	$31,635,121
Dividends from affiliated companies	31,676
Total investment income	31,666,797
Expenses
Management fees	1,434,484
Trustees’ compensation	15,461
Shareholder communications	12,250
Custodian fees and expenses	9,254
Administration service fees	1,500
Other	55,303
Total expenses	1,528,252
Less waivers and reimbursements of expenses	(15,465)
Net expenses	1,512,787
Net Investment Income	30,154,010
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$(13,913,511)
Foreign currency transactions	2,961,408
Net realized loss	(10,952,103)
Net change in unrealized appreciation/depreciation on:
Investments	13,483,857
Translation of assets and liabilities denominated in foreign currencies	(2,906,030)
Net change in unrealized appreciation/depreciation	10,577,827
Net Increase in Net Assets Resulting from Operations	$29,779,734

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying notes.

See accompanying Notes to Financial Statements.

17	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 28, 2012[1]	Year Ended September 30, 2011
Operations
Net investment income	$30,154,010	$19,097,947
Net realized loss	(10,952,103)	(15,710,860)
Net change in unrealized appreciation/depreciation	10,577,827	(4,251,036)
Net increase (decrease) in net assets resulting from operations	29,779,734	(863,949)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Proceeds from contributions	20,038,166	355,789,290
Payments from withdrawals	(24,287,090)	(67,672,220)
	(4,248,924)	288,117,070
Net Assets
Total increase	25,530,810	287,253,121
Beginning of period	351,126,528	63,873,407
End of period	$376,657,338	$351,126,528

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

FINANCIAL HIGHLIGHTS

	Year Ended September 28,	Year Ended September 30,
	2012[1]	2011	2010	2009	2008[2]

Per Share Operating Data
Net asset value, beginning of period	$11.20	$11.03	$10.49	$9.90	$10.00
Income (loss) from investment operations:
Net investment income[3]	.96	.79	.85	.89	.23
Net realized and unrealized loss	— [4]	(.62)	(.31)	(.30)	(.33)
Total from investment operations	.96	.17	.54	.59	(.10)
Net asset value, end of period	$12.16	$11.20	$11.03	$10.49	$9.90
Total Return, at Net Asset Value[5]	8.57%	1.54%	5.15%	5.96%	(1.00)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$376,657	$351,127	$63,873	$48,856	$43,078
Average net assets (in thousands)	$358,447	$265,678	$49,054	$47,309	$19,902
Ratios to average net assets:[6]
Net investment income	8.41%	7.19%	8.04%	8.98%	7.89%
Total expenses[7]	0.42%	0.43%	0.66%	0.55%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.42%	0.43%	0.65%	0.55%	1.05%
Portfolio turnover rate	38%	20%	38%	5%	0%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. For the period from June 16, 2008 (commencement of operations) to September 30, 2008.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 28, 2012	0.42%
Year Ended September 30, 2011	0.43%
Year Ended September 30, 2010	0.67%
Year Ended September 30, 2009	0.55%
Period Ended September 30, 2008	1.07%

See accompanying Notes to Financial Statements.

19	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Master Event-Linked Bond Fund, LLC (the “Fund”) is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund’s investment objective is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of September 28, 2012, 100% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. The Fund currently offers one class of shares.

For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “pass-through” entity, the Fund pays no dividends or capital gain distributions.

The following is a summary of significant accounting policies consistently followed by the Fund.

Fiscal Year End. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Event-Linked Bonds. The Fund invests in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.

As of September 28, 2012, securities with an aggregate market value of $357,322,983, representing 94.9% of the Fund’s net assets were comprised of event-linked bonds.

Concentration Risk. Focusing on one type of investment, event-linked bonds, rather than a broad spectrum of investments, makes the Fund’s share price particularly sensitive to market, economic and natural and non-natural events that may affect this investment

20	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

type. The Fund’s investment in event-linked bonds may be speculative and subject to greater price volatility than other types of investments.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Federal Taxes. The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), its distributive share of all items of Fund income, gains, losses, and deductions for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property to such shareholder during its taxable year.

21	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code (“RIC”) to fail that qualification.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on

22	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and

23	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review,

24	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

25	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 28, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Event-Linked Bonds	$—	$357,322,983	$—	$357,322,983
Investment Company	15,467,404	—	—	15,467,404

Total Assets	$15,467,404	$357,322,983	$—	$372,790,387

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(1,091,189)	$—	$(1,091,189)

Total Liabilities	$—	$(1,091,189)	$—	$(1,091,189)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended September 28, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Contributions	1,753,477	$20,038,166	31,560,721	$355,789,290
Withdrawals	(2,122,864)	(24,287,090)	(5,999,472)	(67,672,220)

Net increase (decrease)	(369,387)	$(4,248,924)	25,561,249	$288,117,070

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 28, 2012, were as follows:

	Purchases	Sales
Investment securities	$193,093,376	$122,197,405

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.40%.

26	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended September 28, 2012, the Fund paid no fees to OFS for services to the Fund.

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 28, 2012, the Manager waived fees and/or reimbursed the Fund $15,465 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

27	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter

28	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 28, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $2,040,628, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $2,040,628 as of September 28, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of September 28, 2012 are as follows:

	Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Foreign exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$1,091,189

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Foreign exchange contracts	$4,086,771

29	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies
Foreign exchange contracts	$(2,799,265)

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the year ended September 28, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $1,097,899 and $33,622,695, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

30	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory

31	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Continued

7. Pending Litigation Continued

damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

32	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Master Event-Linked Bond Fund, LLC:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Master Event-Linked Bond Fund, LLC, including the statement of investments, as of September 28, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from June 16, 2008 (commencement of operations) to September 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 28, 2012, by correspondence with the custodian, transfer agent and, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Master Event-Linked Bond Fund, LLC as of September 28, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from June 16, 2008 (commencement of operations) to September 30, 2008, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 21, 2012

33	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

34	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Caleb Wong, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load multi-sector income funds. The Board noted that the Fund underperformed its performance universe median during the one- and three-year periods. The Board considered the Manager’s assertion that the Fund invests in special fixed-income securities issued by insurance companies relating to specific catastrophic events, and that the peer group is not representative of these securities. The Board also considered that other Oppenheimer Funds hold all outstanding shares of the Fund.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail no-load multi-sector income funds with comparable asset levels and distribution features. The Board considered that the Fund’s actual and contractual management fees and total expenses were well below that of its expense group median and average.

35	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until earlier of August 31, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until August 31, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

36	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

37	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees and Trustee (since 2008) Age: 75	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2008) Age: 74	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2008) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

38	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Sam Freedman, Trustee (since 2008) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2008) Age: 64	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2008) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Age: 60	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 36 portfolios

39	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

TRUSTEES AND OFFICERS    Unaudited / Continued

Victoria J. Herget, Continued	in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2008) Age: 68	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2008) Age: 70	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (since 2003); Board member and

40	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

James D. Vaughn, Continued	Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 62 portfolios as a Trustee/Director and 94 portfolios as an officer in the OppenheimerFunds complex.

41	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

TRUSTEES AND OFFICERS    Unaudited / Continued

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Wong, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Caleb Wong, Vice President (since 2008) Age: 47	Vice President of the Manager (since June 1999); worked in fixed-income quantitative research and risk management for the Manager (since July 1996). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-January 2012); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 94 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2008) Age: 62	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2008) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (June 2003-January 2012); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 94 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

42	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

©2012 OppenheimerFunds, Inc. All rights reserved.

43	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

44	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

45	OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

INFORMATION AND SERVICES

General Information

Representatives available Mon–Fri 8am–8pm ET

1.800.CALL OPP (1.800.225.5677)

Written Correspondence and Transaction Requests

OppenheimerFunds Services

P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery

OppenheimerFunds Services

12100 East Iliff Avenue, Suite 300

Aurora, CO 80014

RA1270.001.0912    November 23, 2012

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $32,700 in fiscal 2012 and $32,100 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $416,206 in fiscal 2012 and $153,900 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, and surprise exams.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and $11,440 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $359,124 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Directors.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $775,330 in fiscal 2012 and $165,340 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/28/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Event-Linked Bond Fund, LLC

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 11/12/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/12/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 11/12/2012